Exhibit 99.1

P R E S S   R E L E A S E

Splunk Inc. Announces Fiscal Second Quarter 2015 Financial Results
Revenues Grow 52%; Company Raises Full Year Revenue Outlook

SAN FRANCISCO - August 28, 2014 - Splunk Inc. (NASDAQ: SPLK), provider of the leading software platform for real-time Operational Intelligence, today announced results for its fiscal second quarter ended July 31, 2014.

Second Quarter 2015 Financial Highlights

•	Total revenues were $101.5 million, up 52% year-over-year.

•	License revenues were $62.1 million, up 44% year-over-year.

•	GAAP operating loss was $60.4 million; GAAP operating margin was negative 59.4%.

•	Non-GAAP operating income was $1.6 million; non-GAAP operating margin was 1.6%.

•	GAAP net loss per share was $0.51; non-GAAP net income per share was $0.01.

•	Operating cash flow was $9.3 million with free cash flow of $6.4 million.

“We are pleased to deliver another strong quarter and thank our customers and partners for their continued support,” said Godfrey Sullivan, Chairman and CEO. “We continue to invest heavily in product innovation, including the industry’s first 100 percent uptime SLA for Splunk Cloud, we shipped a brand new product — the Splunk App for Stream for wire data — and delivered a new release of our App for Enterprise Security. I am also pleased to report the promotion of Haiyan Song to Senior Vice President, Security Markets.”

Second Quarter 2015 and Recent Business Highlights

Customers:

•	Signed more than 500 new customers, ending the quarter with more than 7,900 customers worldwide.

•
New and Expansion Customers Include: Banco BPI (Portugal), Bass Pro Shops, Chinese University of Hong Kong, Dell, Dropbox, Echo Entertainment (Australia), Equinix, GoodData, Itaú Unibanco (Brazil), Jefferies, La Poste (France), Milliken & Company, NASDAQ, Nordstrom, PCCW Limited (Hong Kong), Schneider Electric (France), SolarCity, State of Vermont, State Revenue Office Victoria (Australia), TELUS, UNE (Colombia), University of Washington and the U.S. Department of Health and Human Services.

Product:

•	Announced the industry’s first 100 percent uptime service level agreement for Splunk Cloud and a free Splunk Online Sandbox to give customers a trial experience of Splunk Cloud within minutes.

•	Announced the general availability (GA) of the Splunk App for Stream to capture real-time streaming wire data to support app management, IT operations, security and business analytics.

•
Announced version 3.1 of the Splunk App for Enterprise Security that delivers a new risk scoring framework to enable easier, faster threat detection and containment by empowering users to assign risk scores to any data.

•	Introduced the Splunk Mobile App, which allows users to receive real-time alerts and leverage Splunk Enterprise on the go through an optimized mobile user experience.

Partners:

•	Announced a technical alliance with Syncsort to deliver machine data insights from mainframe systems.

Recognition:

•	Named a leader in the Gartner 2014 Magic Quadrant for SIEM.

•	Named to the SD Times 100 in Big Data and Business Intelligence.

•	Named to Database Trends and Applications 100: The Companies that Matter Most in Data.

•	Splunk customer Middlesex Hospital named to CIO 100 for use of Splunk software.

•	Splunk customer UCAS awarded Public Sector Project of the Year by Computer Weekly for use of Splunk software.

Splunk Inc. | www.splunk.com

Splunk4Good

•	Launched eRegulations Insights, an open data analytics project that collects and analyzes information on public comments submitted through Regulations.gov.

Financial Outlook
The company is providing the following guidance for its fiscal third quarter 2015 (ending October 31, 2014):

•	Total revenues are expected to be between $105 million and $107 million.

•	Non-GAAP operating margin is expected to be approximately 1%.

The company is updating its previous guidance for its fiscal year 2015 (ending January 31, 2015):

•	Total revenues are expected to be between $423 million and $428 million (was $402 million and $410 million per prior guidance provided on May 29, 2014).

•	Non-GAAP operating margin is expected to be approximately 1% (was approximately zero per guidance provided on May 29, 2014).

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses, employer payroll tax expense related to employee stock plans, amortization of acquired intangible assets and ground lease expense related to a build-to-suit lease obligation.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal second quarter 2015 and fiscal first half 2015 non-GAAP results included in this press release.

Conference Call and Webcast
Splunk’s executive management team will host a conference call today beginning at 1:30 p.m. PT (4:30 p.m. ET) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing (866) 501-1535. International parties may access the call by dialing (216) 672-5582. A live audio webcast of the conference call will be available through Splunk’s Investor Relations website at http://investors.splunk.com/events.cfm. A replay of the call will be available through September 4, 2014 by dialing (855) 859-2056 and referencing Conference ID 74665266.

Safe Harbor Statement
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk’s revenue and non-GAAP operating margin targets for the company’s fiscal third quarter and fiscal year 2015 in the paragraphs under “Financial Outlook” above and other statements regarding momentum in the company’s business, increasing customer adoption, expected quota carrier growth, expected success from product and service investments and innovations, expected benefits from new product offerings, expected profitability, growth strategies and growth in the number of new customers. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: Splunk’s limited operating history and experience developing and introducing new products; risks associated with Splunk’s rapid growth, particularly outside of the U.S.; Splunk’s inability to realize value from its significant investments in its business, including product and service innovations; Splunk’s transition to a multi-product software and services business; Splunk’s inability to successfully integrate acquired businesses and technologies; and general market, political, economic and business conditions.

Additional information on potential factors that could affect Splunk’s financial results is included in the company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2014, which is on file with the U.S. Securities and Exchange Commission. Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Splunk Inc.
Splunk Inc. (NASDAQ: SPLK) provides the leading software platform for real-time Operational Intelligence. Splunk® software and cloud services enable organizations to search, monitor, analyze and visualize machine-generated big data coming from websites, applications, servers, networks, sensors and mobile devices. More than 7,900 enterprises, government agencies, universities and service providers in 100 countries use Splunk software to deepen business and customer understanding, mitigate cybersecurity risk, prevent fraud, improve service performance and reduce cost. Splunk products include Splunk® Enterprise, Splunk Cloud™, Splunk Storm®, Hunk™ and premium Splunk Apps. To learn more, please visit http://www.splunk.com/company.

Social Media: Twitter | LinkedIn | YouTube | Facebook

Splunk Inc. | www.splunk.com

Splunk, Splunk>, Listen to Your Data, The Engine for Machine Data, Hunk, Splunk Cloud, Splunk Storm and SPL are trademarks and registered trademarks of Splunk Inc. in the United States and other countries. All other brand names, product names, or trademarks belong to their respective owners. © 2014 Splunk Inc. All rights reserved.

For more information, please contact:
Sherry Lowe
Splunk Inc.
415-852-5529
slowe@splunk.com

Investor Contact
Ken Tinsley
Splunk Inc.
415-848-8476
ktinsley@splunk.com

Splunk Inc. | www.splunk.com

 SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2014	2013	2014	2013
Revenues
License	$62,081	$43,185	$113,355	$79,357
Maintenance and services	39,466	23,688	74,099	44,723
Total revenues	101,547	66,873	187,454	124,080
Cost of revenues
License	72	76	150	145
Maintenance and services [1]	14,999	7,345	29,108	13,957
Total cost of revenues [2,3]	15,071	7,421	29,258	14,102
Gross profit	86,476	59,452	158,196	109,978
Operating expenses
Research and development	34,179	16,210	63,921	30,674
Sales and marketing	79,978	44,634	151,056	85,947
General and administrative [4]	32,676	11,912	53,679	22,358
Total operating expenses [2,3]	146,833	72,756	268,656	138,979
Operating loss	(60,357)	(13,304)	(110,460)	(29,001)
Interest and other income (expense), net
Interest income, net	163	58	293	119
Other income (expense), net	(54)	(82)	(274)	(176)
Total interest and other income (expense), net	109	(24)	19	(57)
Loss before income taxes	(60,248)	(13,328)	(110,441)	(29,058)
Income tax provision	534	365	1,096	769
Net loss	$(60,782)	$(13,693)	$(111,537)	$(29,827)

Basic and diluted net loss per share	$(0.51)	$(0.13)	$(0.94)	$(0.29)

Weighted-average shares used in computing basic and diluted net loss per share	119,012	104,100	118,165	103,075
______________________________________

[1] Includes amortization of acquired intangible assets as follows:
Cost of revenues	$703	$—	$1,390	$—
Research and development	69	—	138	—
Sales and Marketing	150	—	297	—

[2] Includes stock-based compensation expense as follows:
Cost of revenues	$3,808	$865	$7,614	$1,570
Research and development	13,578	3,547	26,165	6,590
Sales and marketing	21,263	5,156	40,383	9,478
General and administrative	20,861	2,389	28,587	4,154

[3] Includes employer payroll tax on employee stock plans as follows:
Cost of revenues	$97	$22	$233	$44
Research and development	515	49	1,322	191
Sales and marketing	401	314	1,281	592
General and administrative	328	201	893	339

[4] Includes ground lease expense related to build-to-suit obligation:	$222	$—	$222	$—

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	July 31, 2014	January 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$645,398	$897,453
Investments, current portion	192,217	—
Accounts receivable, net	69,838	83,348
Prepaid expenses and other current assets	9,465	12,019
Total current assets	916,918	992,820
Investments, non-current	96,590	—
Property and equipment, net	33,852	15,505
Intangible assets, net	12,969	12,294
Goodwill	19,070	19,070
Other assets	2,217	642
Total assets	$1,081,616	$1,040,331
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$2,636	$2,079
Accrued payroll and compensation	37,212	43,876
Accrued expenses and other liabilities	21,175	12,743
Deferred revenue, current portion	164,278	149,156
Total current liabilities	225,301	207,854
Deferred revenue, non-current	42,717	43,165
Other liabilities, non-current	18,797	4,404
Total non-current liabilities	61,514	47,569
Total liabilities	286,815	255,423
Stockholders’ equity
Common stock	120	116
Accumulated other comprehensive income	42	58
Additional paid-in capital	1,075,883	954,441
Accumulated deficit	(281,244)	(169,707)
Total stockholders’ equity	794,801	784,908
Total liabilities and stockholders’ equity	$1,081,616	$1,040,331

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2014	2013	2014	2013
Cash Flows From Operating Activities
Net loss	$(60,782)	$(13,693)	$(111,537)	$(29,827)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,887	1,455	5,538	2,880
Amortization of investment premiums	136	—	136	—
Stock-based compensation	59,510	11,957	102,749	21,792
Deferred income taxes	(228)	(32)	(513)	(120)
Excess tax benefits from employee stock plans	(389)	(157)	(868)	(268)
Changes in operating assets and liabilities
Accounts receivable, net	(17,725)	(2,830)	13,510	23,202
Prepaid expenses, other current and non-current assets	968	(3,267)	1,492	(3,477)
Accounts payable	5	(1,065)	391	(147)
Accrued payroll and compensation	7,093	697	(6,664)	(6,235)
Accrued expenses and other liabilities	4,878	2,888	9,339	5,379
Deferred revenue	12,983	10,298	14,674	12,923
Net cash provided by operating activities	9,336	6,251	28,247	26,102
Cash Flow From Investing Activities
Purchases of investments	(53,070)	—	(303,953)	—
Maturities of investments	15,000	—	15,000	—
Acquisitions, net of cash acquired	(2,500)	—	(2,500)	—
Purchases of property and equipment	(2,908)	(1,967)	(7,146)	(3,230)
Net cash used in investing activities	(43,478)	(1,967)	(298,599)	(3,230)
Cash Flow From Financing Activities
Proceeds from the exercise of stock options	3,582	5,916	9,418	12,523
Excess tax benefits from employee stock plans	389	157	868	268
Proceeds from employee stock purchase plan	8,355	6,076	8,355	6,076
Taxes paid related to net share settlement of equity awards	—	(513)	—	(513)
Payment related to build-to-suit lease obligation	(523)	—	(523)	—
Net cash provided by financing activities	11,803	11,636	18,118	18,354
Effect of exchange rate changes on cash and cash equivalents	(10)	(58)	179	(51)
Net increase (decrease) in cash and cash equivalents	(22,349)	15,862	(252,055)	41,175
Cash and cash equivalents at beginning of period	667,747	331,252	897,453	305,939
Cash and cash equivalents at end of period	$645,398	$347,114	$645,398	$347,114

Splunk Inc. | www.splunk.com

 SPLUNK INC.
Non-GAAP financial measures and reconciliations

To supplement Splunk’s consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP operating margin and non-GAAP net income (loss) per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude all or a combination of the following (as reflected in the following reconciliation table): stock-based compensation expense, employer payroll tax expense related to employee stock plans, amortization of acquired intangible assets and ground lease expense related to a build-to-suit lease obligation. In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding Splunk’s operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Splunk believes that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between Splunk’s operating results and those of other companies. Splunk excludes employer payroll tax expense related to employee stock plans in order for investors to see the full effect that excluding that stock-based compensation expense had on Splunk’s operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of Splunk’s common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of Splunk’s business. Splunk excludes amortization of acquired intangible assets from its non-GAAP financial measures because it is considered by management to be outside of Splunk's core operating results. Splunk further excludes the ground lease expense related to its build-to-suit lease obligation from its non-GAAP operating income (loss), non-GAAP operating margin and non-GAAP net income (loss) because it is also considered by management to be outside of Splunk’s core operating results. Accordingly, Splunk believes that excluding these expenses provides investors and management with greater visibility to the underlying performance of its business operations, facilitates comparison of its results with other periods and may also facilitate comparison with the results of other companies in its industry. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in its business, making strategic acquisitions and strengthening its balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement and be viewed in conjunction with GAAP financial measures.

The following table reconciles Splunk’s non-GAAP results to Splunk’s GAAP results included in this press release.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2014	2013	2014	2013
Reconciliation of cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$9,336	$6,251	$28,247	$26,102
Less purchases of property and equipment	(2,908)	(1,967)	(7,146)	(3,230)
Free cash flow (Non-GAAP)	$6,428	$4,284	$21,101	$22,872
Net cash used in investing activities	$(43,478)	$(1,967)	$(298,599)	$(3,230)
Net cash provided by financing activities	$11,803	$11,636	$18,118	$18,354
Gross margin reconciliation:
GAAP gross margin	85.2%	88.9%	84.4%	88.6%
Stock-based compensation expense	3.7	1.3	4.1	1.3
Employer payroll tax on employee stock plans	0.1	—	0.1	—
Amortization of acquired intangible assets	0.7	—	0.7	—
Non-GAAP gross margin	89.7%	90.2%	89.3%	89.9%
Operating income (loss) reconciliation:
GAAP operating loss	$(60,357)	$(13,304)	$(110,460)	$(29,001)
Stock-based compensation expense	59,510	11,957	102,749	21,792
Employer payroll tax on employee stock plans	1,341	586	3,729	1,166
Amortization of acquired intangible assets	922	—	1,825	—
Ground lease expense related to build-to-suit lease obligation	222	—	222	—
Non-GAAP operating income (loss)	$1,638	$(761)	$(1,935)	$(6,043)
Operating margin reconciliation:
GAAP operating margin	(59.4)%	(19.9)%	(58.9)%	(23.4)%
Stock-based compensation expense	58.6	17.9	54.8	17.6
Employer payroll tax on employee stock plans	1.3	0.9	2.0	0.9
Amortization of acquired intangible assets	0.9	—	1.0	—
Ground lease expense related to build-to-suit lease obligation	0.2	—	0.1	—
Non-GAAP operating margin	1.6%	(1.1)%	(1.0)%	(4.9)%
Net income (loss) reconciliation:
GAAP net loss	$(60,782)	$(13,693)	$(111,537)	$(29,827)
Stock-based compensation expense	59,510	11,957	102,749	21,792
Employer payroll tax on employee stock plans	1,341	586	3,729	1,166
Amortization of acquired intangible assets	922	—	1,825	—
Ground lease expense related to build-to-suit lease obligation	222	—	222	—
Non-GAAP net income (loss)	$1,213	$(1,150)	$(3,012)	$(6,869)
Reconciliation of shares used in computing basic and diluted net income (loss) per share:
Weighted-average shares used in computing GAAP basic net loss per share	119,012	104,100	118,165	103,075
Effect of dilutive securities: Employee stock awards	6,606	—	—	—
Weighted-average shares used in computing Non-GAAP basic and diluted net income (loss) per share	125,618	104,100	118,165	103,075
GAAP basic and diluted net loss per share	$(0.51)	$(0.13)	$(0.94)	$(0.29)
Non-GAAP basic and diluted net income (loss) per share	$0.01	$(0.01)	$(0.03)	$(0.07)

Splunk Inc. | www.splunk.com